INVESTING IN
PHARMACEUTICALS
HEALTH CARE SERVICES
BIOTECHNOLOGY
MEDICAL TECHNOLOGY
GT GLOBAL
HEALTH CARE
FUND

ANNUAL REPORT
OCTOBER 31, 1995

                                                                          [LOGO]

TABLE
OF CONTENTS

Report from the Fund
Managers and Key
Portfolio Holdings.....          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS

The G.T. Global Health Care Fund pursues its objective of long-term capital appreciation by investing in the securities of a variety of health care companies throughout the world. The Fund invests primarily in equity securities of global health care companies, including those that specialize in pharmaceuticals, biotechnology, medical devices and supplies, and health care services. As one of the G.T. Global Theme Funds, the Fund invests in companies we believe will benefit from economic, political and regulatory trends we see developing in certain countries.
PERFORMANCE REVIEW
The Fund's total return for the 12 months ended October 31, 1995, was 19.79% for Class A shares (14.10% including the maximum 4.75% sales charge). Total return for Class B shares was 19.17% (14.17% including the maximum effect of the 5% contingent deferred sales charge). Total return for the Morgan Stanley Capital International (MSCI) World Index(1) over the same investment period was 10.03%, while the MSCI Health and Personal Care Index(2) returned 39.85%. The indices are not available for investment and they do not include the effects of sales charges and professional management fees. For additional performance information, please see page 8.
The MSCI Health and Personal Care Index is solely composed of health care product companies, whereas the Fund invests in a broader category of health care product and health care service companies. We underperformed the index because, over the past period, the product companies (which were underweighted relative to the index) significantly outperformed the service companies (which were unrepresented in the index). Lastly, a small portion of the Fund's underperformance relative to the index was due to our premature hedge back into U.S. dollars during the first four months of 1995.
MARKET REVIEW
The past 12 months have been an exciting period for the health care industry and, on balance, a rewarding time for the industry's investors. Indeed, from an

------------------
(1) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,577 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.
(2) The MSCI Health and Personal Care Index is an arithmetic average, weighted by market value, of the performance of 56 securities listed on major world stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

investor's viewpoint, the health care industry has traveled in two short years from being an investment pariah to a position where its recent formidable stock performance has been surpassed only by the red-hot technology sector. Of course, past performance is not an indication of future performance.

Looking back to the summer of 1994, health care equities, particularly health care product companies, in our view, were significantly undervalued. The reasons for this were twofold. First, there were the political uncertainties engendered by President Clinton's attempts at health care reform. Many investors worried that the entire U.S. health care system would effectively be nationalized, accompanied by the customary trappings of centrally-planned economies such as price limits, rationing and outlawing private transactions. Investors were fearful that this type of government regulation would dramatically impair the ability of health care companies to offer a decent return to their shareholders. To compensate for this risk, P/E ratios (price per share divided by earnings per share) declined significantly and stocks performed poorly.

This concern now seems almost farcical given that the political debate over health care has moved to the other end of the ideological spectrum (e.g., how fast should we privatize Medicare?). The political landscape has changed dramatically since the November 1994 U.S. Congressional elections.

The second reason for the 30-month bear market in health care stocks, which began in January 1992, centered around the market-based reform that was actually taking place. This was, very simply, the shift from fee-for-service medicine (where doctors and hospitals get paid more for doing more), toward prepaid, "capitated" health care (where providers have a fixed amount of money and a financial incentive to spend less, and focus on preventative care).

For the product companies, this meant weakening demand for their products (which slowed down sales growth) and accompanying price declines (which hurt profitability). With medical product companies traditionally enjoying some of the highest profit margins of any industry, much of Wall Street believed this "one-two punch" would send the entire medical products industry into a tailspin for years to come. Although the environment undoubtedly became more competitive for both service and product companies, the industry has nevertheless continued its strong growth. Moreover, the U.S. FDA appears to have reduced approval times for both drugs and medical devices which has helped these industries improve revenue growth.

Meanwhile, health care firms began to focus on operating efficiencies. Bloated administrative expenses were reduced, R&D expenses streamlined, manufacturing plants consolidated, product lines bundled, and a host of other measures taken to increase competitiveness in the face of the new health care environment. Consequently, corporate earnings have been decidedly more stable and robust than was anticipated a year ago.

All these factors -- low valuations, better than expected earnings, an increasingly optimistic outlook -- were augmented by a market environment that increasingly favored growth companies over cyclicals. Growth companies typically enjoy faster-than-average earnings growth, tend to have higher P/E ratios and are generally more volatile. In contrast, earnings of cyclical companies usually move with the economy. This set the stage for a strong sector rally in health care stocks which, though over a year old, is continuing.

PORTFOLIO STRATEGY
The Fund continues to diversify across the health care industry, investing in biotechnology, pharmaceuticals, medical technology and supplies, and health care service companies. Although our exposure to managed care companies such as HMOs had a positive effect on the Fund's performance from 1992 into 1994, for most of the past 12 months these stocks and other service providers have not matched the performance of the large capitalization pharmaceutical and medical device stocks. Despite their stronger performance over the last few months, we feel they will remain a volatile group.

We continue to prefer service companies that produce good revenue growth and have management teams with strong track records. Nevertheless, we have reduced our exposure to the service companies somewhat, while adding to our positions in the product companies. We also slightly reduced our non-U.S. exposure, believing that better values could be found for comparable companies here in the U.S. Overall, though, we have not dramatically altered our broadly diversified approach to investing in the health care industry. Of course, our holdings and weightings are likely to change with changing market conditions.

In addition, we believe the Fund will benefit in the long term from a targeted exposure to the biotechnology industry. While recognizing that biotechnology firms are inherently high-risk investments, the Fund attempts to minimize risk by targeting biotech companies with strong cash positions, close relationships with large drug companies, products that are already approved or in late stages of the approval process, clear technological expertise, and low valuations. We also look for similar attributes in emerging medical device companies.

OUTLOOK
We believe the fundamentals that make health care an attractive growth industry are straightforward. Advancing technology provides new products; people demand the best health care available. The result is an industry with a record of reliable growth, consistent innovation and high returns on capital, despite attempts by governments everywhere to hold down health care costs. In fact, we believe these attempts present more opportunities than risks as governments increasingly use HMOs to "privatize" public health care spending.

Finally, we believe the powerful stimulus of demographics should not be underestimated. The elderly are by far the largest consumers of health care. They are also the fastest-growing segment of the population in most developed countries, a trend we feel is almost certain to continue over the next few decades.

Of course, there will always be some uncertainty regarding political developments that may affect the regulatory guidelines surrounding health care companies. Nevertheless, we anticipate that powerful demand factors, combined with the industry's renewed focus on operating efficiencies and steady progress on new, truly innovative medical advances, will position health care companies to offer shareholders attractive ongoing returns in the coming years.

CHRISTIAN WIGNALL                       TED GOMOLL
CHIEF INVESTMENT OFFICER                PORTFOLIO MANAGER
GLOBAL EQUITIES                         SAN FRANCISCO
SAN FRANCISCO                           MICHAEL YELLEN
                                        RESEARCH ANALYST
                                        SAN FRANCISCO

                                                          NOVEMBER 20, 1995

                                                    G.T. GLOBAL HEALTH CARE FUND

KEY PORTFOLIO HOLDINGS*

PACIFICARE                                                         UNITED STATES
Pacificare remains the largest Medicare-risk HMO in the country. More than 50% of its $4 billion in annual revenue comes from its medicare members. The company has consistently increased membership in this medical program by 30% annually. With the increased incentives the Federal government has given the elderly to join HMOs instead of the traditional fee-for-service Medicare program, we believe Pacificare is well positioned to capture much of this business.

MEDTRONIC                                                          UNITED STATES
Medtronic has been a leader for years in heart pacemakers and has used this expertise to develop the leading market position in implantable defibrillators, currently one of the fastest-growing products in the medical industry. We think Medtronic shows strength in both the quality of its resources and the broadness of its product line. In addition, we think that the company has a powerful domestic and international marketing and distribution infrastructure.

CORDIS                                                             UNITED STATES
Cordis is one of the leading manufacturers of angiography and angioplasty catheters. Angioplasty catheters are balloon-tipped devices used to reopen clogged coronary arteries. Angiography catheters are used in the diagnosis part of the procedure, to view the arteries. At the end of October, Cordis was in the process of being acquired by Johnson & Johnson in a stock transaction for $109/share (please see below).

ELI LILLY                                                          UNITED STATES
Eli Lilly is one of the world's largest pharmaceutical companies with one of the industry's strongest new product lines. Specifically, two new drugs with potential sales of over $1 billion each are expected to come to market. Olanzapine is a breakthrough drug for schizophrenia that has a better side effect profile than drugs currently on the market. Roloxifene, a drug for menopausal women, has the positive effects of hormonal therapy (reducing bone loss and benefiting the cardiovascular system) without the negative side effects (the slight increased risk of uterine and breast cancer).

JOHNSON & JOHNSON                                                  UNITED STATES
Johnson & Johnson (J&J) is one of the largest, highest-quality health care companies in the industry. Despite its large size, J&J's sales and earnings growth

--------------
* The Fund may or may not continue to hold these or any other securities mentioned in this report.

have been accelerating recently, driven by a promising new product line. J&J has also benefited from its strong international presence, which accounts for half of total sales. One of its fastest-growing products is the coronary stent, with over $400 million in sales projected for this year. We believe the announced acquisition of Cordis should propel this division to one of the world's most formidable interventional cardiology participants.

ROCHE                                                                SWITZERLAND
Roche is one of the world's premier pharmaceutical companies. Based in Switzerland, it is also one of the world's leading producers of fragrances and vitamins. In our opinion, Roche should continue to experience strong earnings growth over the next few years as as a result of its acquisition of the U.S. pharmaceutical company Syntex. Roche has also been at the forefront of supporting the early stage research by biotechnology companies, with many corporate collaborations. In addition, Roche's majority ownership of Genentech has provided access to a strong new line of biotechnology products which are approaching market launch.

MERCK                                                              UNITED STATES
Merck is the world's second-largest pharmaceutical company. Its present franchise is concentrated in cardiovascular and cholesterol drugs. Notably, Zocor has seen accelerating growth this year as it became the first cholesterol-lowering drug to be specifically indicated for lowering the incidence of congestive heart failure and mortality. Fosamax, a new drug that has been shown to dramatically slow the rate of bone loss in post-menopausal women, could become significant in the treatment of osteoporosis.

AMGEN                                                              UNITED STATES
Amgen is the largest company in the biotechnology industry. Amgen's growth has been driven by its two flagship products: Epogen, which stimulates production of red blood cells; and Neupogen, a white blood cell stimulant. These two proprietary drugs are used by kidney dialysis patients (Epogen) and cancer chemotherapy patients (Neupogen). Amgen is plowing a significant portion of its sales back into research and development, and has developed a promising product line we believe should help maintain the growth of the company as Epogen and Neupogen become mature products.

SANDOZ                                                               SWITZERLAND
Sandoz is a premier pharmaceutical company based in Switzerland with leading products in the areas of the central nervous system, oncology, transplantation/ immunology and dermatology. Sandoz is also undergoing an extensive reorganization of its business lines, and is selling off its less profitable chemical division. This divestiture should benefit the company by allowing greater resources to be deployed for developing the substantial number of drugs it currently has in clinical trials.

BAYER                                                                    GERMANY
Based in Germany, Bayer is one of the world's leading chemical companies, with an emphasis on pharmaceuticals. Bayer's health care operations should benefit from increased sales of recombinant Factor VIII used in the treatment of hemophilia. Bayer has significant exposure to European industry and, in our opinion, should benefit from any acceleration in the economic growth of that region.

G.T. GLOBAL HEALTH CARE FUND
PORTFOLIO SUMMARY
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month                                                                       G.T. Global Health Care     MSCI World Index
08/07/89                                                                                       9525                10000
08/31/89                                                                                       9608                 9856
09/30/89                                                                                       9650                10136
10/31/89                                                                                       9858                 9800
11/30/89                                                                                      10200                10193
12/31/89                                                                                      10368                10522
01/31/90                                                                                       9900                10032
02/28/90                                                                                       9908                 9604
03/31/90                                                                                      10184                 9025
04/30/90                                                                                      10184                 8897
05/31/90                                                                                      11286                 9835
06/30/90                                                                                      11587                 9767
07/31/90                                                                                      11612                 9858
08/31/90                                                                                      10844                 8937
09/30/90                                                                                      10409                 7996
10/31/90                                                                                      10718                 8744
11/30/90                                                                                      11445                 8602
12/31/90                                                                                      11729                 8784
01/31/91                                                                                      12509                 9107
02/28/91                                                                                      13546                 9951
03/31/91                                                                                      14326                 9660
04/30/91                                                                                      14034                 9737
05/31/91                                                                                      14737                 9959
06/30/91                                                                                      14051                 9346
07/31/91                                                                                      15045                 9789
08/31/91                                                                                      15422                 9759
09/30/91                                                                                      15576                10017
10/31/91                                                                                      16527                10181
11/30/91                                                                                      15902                 9739
12/31/91                                                                                      18518                10450
01/31/92                                                                                      18276                10258
02/29/92                                                                                      17517                10083
03/31/92                                                                                      16344                 9610
04/30/92                                                                                      15317                 9745
05/31/92                                                                                      15679                10135
06/30/92                                                                                      15066                 9797
07/31/92                                                                                      15679                 9824
08/31/92                                                                                      15291                10065
09/30/92                                                                                      14946                 9974
10/31/92                                                                                      15058                 9706
11/30/92                                                                                      16007                 9881
12/31/92                                                                                      16016                 9963
01/31/93                                                                                      15446                 9998
02/28/93                                                                                      13444                10237
03/31/93                                                                                      13634                10832
04/30/93                                                                                      13720                11336
05/31/93                                                                                      14540                11599
06/30/93                                                                                      14583                11504
07/31/93                                                                                      14195                11743
08/31/93                                                                                      14298                12283
09/30/93                                                                                      14868                12058
10/31/93                                                                                      15412                12392
11/30/93                                                                                      15567                11693
12/31/93                                                                                      16433                12267
01/31/94                                                                                      17550                13078
02/28/94                                                                                      16849                12911
03/31/94                                                                                      15749                12357
04/30/94                                                                                      15714                12741
05/31/94                                                                                      15654                12776
06/30/94                                                                                      14814                12743
07/31/94                                                                                      15437                12987
08/31/94                                                                                      17030                13381
09/30/94                                                                                      17022                13031
10/31/94                                                                                      16970                13404
11/30/94                                                                                      16554                12825
12/31/94                                                                                      16481                12952
01/31/95                                                                                      17012                12760
02/28/95                                                                                      17338                12949
03/31/95                                                                                      17897                13575
04/30/95                                                                                      17450                14051
05/31/95                                                                                      17385                14174
06/30/95                                                                                      17664                14172
07/31/95                                                                                      18773                14884
08/31/95                                                                                      19127                14555
09/30/95                                                                                      20049                14982
10/31/95                                                                                      20329                14749
* Index return without dividends before Dec 93, with dividends after Dec
93

Month                                                                         MSCI Health and Personal Care Index*
08/07/89                                                                                                     10000
08/31/89                                                                                                     10034
09/30/89                                                                                                     10347
10/31/89                                                                                                     10050
11/30/89                                                                                                     10365
12/31/89                                                                                                     10564
01/31/90                                                                                                     10219
02/28/90                                                                                                      9696
03/31/90                                                                                                      9513
04/30/90                                                                                                      9668
05/31/90                                                                                                     10734
06/30/90                                                                                                     11097
07/31/90                                                                                                     11452
08/31/90                                                                                                     10502
09/30/90                                                                                                      9870
10/31/90                                                                                                     10758
11/30/90                                                                                                     11139
12/31/90                                                                                                     11243
01/31/91                                                                                                     11550
02/28/91                                                                                                     12607
03/31/91                                                                                                     12807
04/30/91                                                                                                     12852
05/31/91                                                                                                     13214
06/30/91                                                                                                     12603
07/31/91                                                                                                     13522
08/31/91                                                                                                     13790
09/30/91                                                                                                     13950
10/31/91                                                                                                     14712
11/30/91                                                                                                     14453
12/31/91                                                                                                     16468
01/31/92                                                                                                     15572
02/29/92                                                                                                     15263
03/31/92                                                                                                     14554
04/30/92                                                                                                     14471
05/31/92                                                                                                     15087
06/30/92                                                                                                     14553
07/31/92                                                                                                     15213
08/31/92                                                                                                     15276
09/30/92                                                                                                     14813
10/31/92                                                                                                     14685
11/30/92                                                                                                     14847
12/31/92                                                                                                     14649
01/31/93                                                                                                     13688
02/28/93                                                                                                     13239
03/31/93                                                                                                     13387
04/30/93                                                                                                     13991
05/31/93                                                                                                     14405
06/30/93                                                                                                     13779
07/31/93                                                                                                     13123
08/31/93                                                                                                     13819
09/30/93                                                                                                     13950
10/31/93                                                                                                     14359
11/30/93                                                                                                     14161
12/31/93                                                                                                     14628
01/31/94                                                                                                     15124
02/28/94                                                                                                     14542
03/31/94                                                                                                     13906
04/30/94                                                                                                     14245
05/31/94                                                                                                     14437
06/30/94                                                                                                     14446
07/31/94                                                                                                     14429
08/31/94                                                                                                     15598
09/30/94                                                                                                     15579
10/31/94                                                                                                     16022
11/30/94                                                                                                     16077
12/31/94                                                                                                     16425
01/31/95                                                                                                     16837
02/28/95                                                                                                     17335
03/31/95                                                                                                     18319
04/30/95                                                                                                     18973
05/31/95                                                                                                     19209
06/30/95                                                                                                     19974
07/31/95                                                                                                     20632
08/31/95                                                                                                     20275
09/30/95                                                                                                     21750
10/31/95                                                                                                     22406
* Index return without dividends before Dec 93, with dividends after Dec
93

THE CHART AT RIGHT SHOWS THE PERFORMANCE OF THE G.T. GLOBAL
HEALTH CARE FUND CLASS A SHARES SINCE THE FUND'S INCEPTION VERSUS THE MSCI WORLD INDEX AND THE MSCI HEALTH AND PERSONAL CARE INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF 103.29% AND AN AVERAGE ANNUAL TOTAL RETURN OF 12.05%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITIAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES AND ARE NOT AVAILABLE FOR INVESTMENT. THE PERFORMANCE OF OTHER CLASSES WILL BE GREATER OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN CHARGES AND FEES PAID BY SHAREHOLDERS INVESTING IN DIFFERENT CLASSES.

AVERAGE ANNUAL TOTAL RETURNS+
OCTOBER 31, 1995

                    WITHOUT SALES CHARGE           WITH SALES CHARGE++
                 ---------------------------   ---------------------------
SHARE                                LIFE OF                       LIFE OF
CLASS            1 YEAR    5 YEAR     FUND     1 YEAR    5 YEAR     FUND
--------------------------------------------------------------------------

  CLASS A*        19.79%    13.66%    12.93%    14.10%    12.56%    12.05%

  CLASS B**       19.17%      N/A     16.71%    14.17%      N/A     15.79%

  ADVISOR
   CLASS***         N/A       N/A     17.10%      N/A       N/A       N/A

  * The Fund began operations on August 7, 1989.

 ** The Fund began offering Class B shares on April 1, 1993.

*** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with G.T. Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

  + Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

 ++ The performance of the Class A and Class B shares reflects the effects of the maximum 4.75% sales charge or the maximum applicable contingent deferred sales charge (5% in first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      GEOGRAPHIC ALLOCATION OF NET ASSETS
            AS OF OCTOBER 31, 1995
North America                                       76.90%
Europe                                              19.60%
Asia-Pacific                                         3.50%
                                                   100.00%
SECTOR ALLOCATION OF NET ASSETS
AS OF OCTOBER 31, 1995
Pharmaceuticals                                     38.80%
Health Care Services                                24.00%
Medical Technology & Supplies                       23.60%
Biotechnology                                        8.00%
Short-Term & Other                                   5.60%
                                                   100.00%

ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

GT GLOBAL
HEALTH CARE
FUND

FINANCIAL
STATEMENTS

                          G.T. GLOBAL HEALTH CARE FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders of G.T. Global Health Care Fund and Board of Directors of G.T. Investment
Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Health Care Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Health Care Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                          G.T. GLOBAL HEALTH CARE FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Pharmaceuticals (38.8%)
  Eli Lilly & Co. ...........................................   US            200,000   $ 19,325,000         3.9
  Roche Holdings AG Genusscheine ............................   SWTZ            2,500     18,173,407         3.7
  Merck & Co., Inc. .........................................   US            300,000     17,250,000         3.5
  Sandoz AG - Registered ....................................   SWTZ           15,000     12,384,351         2.5
  Bayer AG  .................................................   GER            45,000     11,971,861         2.4
  Pfizer, Inc. ..............................................   US            200,000     11,475,000         2.3
  American Home Products Corp. ..............................   US            100,000      8,862,500         1.8
  Elan Corp., PLC - ADR-/- {\/} .............................   IRE           200,000      8,025,000         1.6
  Sanofi S.A. ...............................................   FR            110,000      7,018,308         1.4
  Warner-Lambert Co. ........................................   US             80,000      6,810,000         1.4
  Ethical Holdings PLC - ADR{::} -/- {\/} ...................   UK            730,000      6,478,750         1.3
  Ares-Serono Group "B" .....................................   SWTZ            9,220      6,052,428         1.2
  Takeda Chemical Industries ................................   JPN           400,000      5,635,456         1.1
  Schering-Plough Corp. .....................................   US            100,000      5,362,500         1.1
  SmithKline Beecham PLC - ADR Units{\/} ....................   UK            100,000      5,187,500         1.0
  Upjohn Co. ................................................   US            100,000      5,075,000         1.0
  Sankyo Co., Ltd. ..........................................   JPN           220,000      4,842,970         1.0
  Allergan, Inc. ............................................   US            160,000      4,700,000         0.9
  R.P. Scherer Corp.-/- .....................................   US            100,000      4,450,000         0.9
  Astra AB "B" Free .........................................   SWDN          120,000      4,341,599         0.9
  Teva Pharmaceutical Industries Ltd. - ADR{\/} .............   ISRL          100,000      3,925,000         0.8
  Roussel-Uclaf .............................................   FR             20,000      3,281,170         0.7
  Santen Pharmaceutical .....................................   JPN           120,000      2,841,209         0.6
  Pharmacia Aktiebolag - ADR{\/} ............................   SWDN           75,000      2,625,000         0.5
  Advanced Therapeutic Systems-/- ...........................   US             77,400      2,138,175         0.4
  Merck KGaA-/- .............................................   GER            50,000      2,089,107         0.4
  Dura Pharmaceuticals, Inc.-/- .............................   US             60,000      1,755,000         0.4
  Therapeutic Discovery Corp. Units-/- ......................   US            100,000        675,000         0.1
                                                                                        ------------
                                                                                         192,751,291
                                                                                        ------------
Health Care Services (24.0%)
  Pacificare Health Systems Inc.: ...........................   US                 --             --         5.4
    "B"-/- ..................................................   --            275,000     20,006,250          --
    "A"-/- ..................................................   --            100,000      7,050,000          --
  United Healthcare Corp. ...................................   US            200,000     10,625,000         2.1
  Health Management Associates, Inc. "A"-/- .................   US            375,000      8,062,500         1.6
  Columbia/HCA Healthcare Corp. .............................   US            150,000      7,368,750         1.5
  Health Systems International, Inc. "A"-/- .................   US            200,000      6,075,000         1.2
  Health Care & Retirement Corp.-/- .........................   US            200,000      5,875,000         1.2
  Vencor, Inc.-/- ...........................................   US            200,000      5,550,000         1.1
  FHP International Corp.-/- ................................   US            200,000      4,850,000         1.0
  HealthCare COMPARE Corp.-/-  ..............................   US            125,000      4,625,000         0.9
  HEALTHSOUTH Corp.-/- ......................................   US            130,000      3,396,250         0.7
  Coventry Corp.-/- .........................................   US            165,000      3,238,125         0.7
  Wellpoint Health Networks, Inc. "A"-/- ....................   US            100,000      3,050,000         0.6
  Physician Reliance Network, Inc.-/- .......................   US             85,000      2,826,250         0.6

    The accompanying notes are an integral part of the financial statements.

                          G.T. GLOBAL HEALTH CARE FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Health Care Services (Continued)
  Lincare Holdings, Inc.-/- .................................   US             99,000   $  2,462,625         0.5
  Apria Healthcare Group, Inc.-/- ...........................   US            100,000      2,162,500         0.4
  Humana, Inc.-/- ...........................................   US            100,000      2,112,500         0.4
  Total Renal Care Holdings, Inc.-/- ........................   US            100,000      2,037,500         0.4
  Horizon/CMS Healthcare Corp.-/- ...........................   US            100,000      2,025,000         0.4
  Multicare Companies, Inc.-/- ..............................   US            100,000      1,875,000         0.4
  Cerner Corp.-/- ...........................................   US             70,000      1,855,000         0.4
  Owen Healthcare, Inc.  ....................................   US            100,000      1,825,000         0.4
  Inphynet Medical Management, Inc.-/- ......................   US            100,000      1,800,000         0.4
  Physicians Health Services, Inc. "A"-/- ...................   US             50,000      1,662,500         0.3
  Community Health Systems, Inc.-/- .........................   US             50,000      1,587,500         0.3
  GranCare, Inc.-/-  ........................................   US            100,000      1,462,500         0.3
  Genesis Health Ventures, Inc.-/- ..........................   US             44,600      1,287,825         0.3
  Bergen Brunswig Corp. "A" .................................   US             50,000      1,037,500         0.2
  Coastal Physician Group, Inc.-/- ..........................   US             62,300        817,688         0.2
  Physician Corporation of America-/- .......................   US             20,000        307,500         0.1
                                                                                        ------------
                                                                                         118,916,263
                                                                                        ------------
Medical Technology & Supplies (23.6%)
  Medtronic, Inc. ...........................................   US            425,000     24,543,750         4.9
  Cordis Corp.-/- ...........................................   US            200,000     22,100,000         4.4
  Johnson & Johnson .........................................   US            225,000     18,337,500         3.7
  Boston Scientific Corp.-/- ................................   US            200,000      8,425,000         1.7
  Nellcor, Inc.-/- ..........................................   US            128,000      7,360,000         1.5
  Becton, Dickinson & Co. ...................................   US            100,000      6,500,000         1.3
  Target Therapeutics, Inc.-/- ..............................   US             80,000      6,200,000         1.3
  Fresenius AG Preferred ....................................   GER             6,975      5,575,837         1.1
  Amersham International PLC ................................   UK            300,000      4,556,662         0.9
  MediSense, Inc.-/- ........................................   US            100,000      2,137,500         0.4
  Orthologic Corp.-/- .......................................   US            200,000      1,925,000         0.4
  St. Jude Medical, Inc.-/- .................................   US             30,000      1,597,500         0.3
  TECNOL Medical Products, Inc.-/- ..........................   US             75,000      1,425,000         0.3
  Mentor Corp. ..............................................   US             60,000      1,320,000         0.3
  Sonus Pharmaceuticals, Inc.-/-  ...........................   US            150,000      1,200,000         0.2
  Angeion Corp.-/- ..........................................   US            150,000      1,143,750         0.2
  Anesta Corp.-/-  ..........................................   US            100,000      1,062,500         0.2
  ATS Medical, Inc.-/- ......................................   US            125,000        984,375         0.2
  Maxxim Medical, Inc.-/- ...................................   US             45,000        624,375         0.1
  KeraVision, Inc.-/- .......................................   US             40,000        495,000         0.1
  Molecular Dynamics, Inc.-/- ...............................   US             80,000        480,000         0.1
                                                                                        ------------
                                                                                         117,993,749
                                                                                        ------------
Biotechnology (8.0%)
  Amgen, Inc.-/- ............................................   US            300,000     14,400,000         2.9
  Genzyme Corp.: ............................................   US                 --             --         1.3
    General Division-/- .....................................   --            100,000      5,825,000          --
    Tissue Repair Division-/- ...............................   --             13,499        241,295          --
  Metra Biosystems, Inc.-/- .................................   US            200,000      3,700,000         0.7
  Protein Design Labs, Inc.-/- ..............................   US            200,000      3,350,000         0.7
  COR Therapeutics, Inc.-/- .................................   US            300,000      3,112,500         0.6
  Biochem Pharma, Inc.-/-  ..................................   CAN            70,000      2,677,500         0.5
  Matrix Pharmaceutical, Inc.-/-  ...........................   US            100,000      1,450,000         0.3
  Somatix Therapy Corp.-/- ..................................   US            250,000      1,218,750         0.2

    The accompanying notes are an integral part of the financial statements.

                          G.T. GLOBAL HEALTH CARE FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Biotechnology (Continued)
  Gilead Sciences, Inc.-/- ..................................   US             50,000   $    975,000         0.2
  Neurex Corp.-/- ...........................................   US            200,000        950,000         0.2
  Univax Biologics, Inc.-/- .................................   US            100,000        631,250         0.1
  Alpha-Beta Technology, Inc.-/- ............................   US             80,000        610,000         0.1
  Ribi ImmunoChem Research, Inc.-/- .........................   US            100,000        450,000         0.1
  Liposome Co., Inc. Convertible Preferred "A"-/- ...........   US             10,000        310,000         0.1
  Enzon, Inc. Preferred .....................................   US             16,000        105,000          --
                                                                                        ------------
                                                                                          40,006,295
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $354,468,534) ................                            469,667,598        94.4
                                                                                        ------------       -----

                                                                            No. of         Market        % of Net
Warrants                                                       Country     Warrants        Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Elan Corp. - ADR Warrants, expire 8/12/98-/- ..............   US             77,400      1,122,300         0.2
    PHARMACEUTICALS
  ATS Medical Inc. Warrants, expire 3/2/97-/- ...............   US            125,000         78,125          --
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                        ------------       -----

TOTAL WARRANTS (cost $864,953) ..............................                              1,200,425         0.2
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
-------------------------------------------------------------                           ------------   -------------
  Dated October 31, 1995 with State Street Bank & Trust
   Company, due November 1, 1995 for an effective yield of
   5.80% collateralized by $52,180,000 U.S. Treasury Strips
   due 2/15/02 (market value of collateral is $36,112,125,
   including accrued interest). (cost $34,975,634)  .........                             34,975,634         7.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $390,309,121)  ......................                            505,843,657       101.6
Other Assets and Liabilities ................................                             (8,184,630)       (1.6)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $497,659,027       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

        {d} Percentages indicated are based on net assets of $497,659,027. -/- Non-income producing security.
       {\/}  U.S. currency denominated.
       {::}  See Note 5 of Notes to Financial Statements.
        {F}  The principal amount should be read as units.
          * For Federal income tax purposes, cost is $390,841,738 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 122,972,190
                 Unrealized depreciation:            (7,970,271)
                                                  -------------
                 Net unrealized appreciation:     $ 115,001,919
                                                  -------------
                                                  -------------

     Abbreviation:
     ADR -- American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                          G.T. GLOBAL HEALTH CARE FUND

The Fund's Portfolio of Investments at October 31, 1995, was concentrated in the following countries:

                                                Percentage of Net Assets {d}
                                        --------------------------------------------
                                                 Fixed Income,
                                                   Rights &      Short-Term
Country(Country Code/Currency Code)     Equity     Warrants       & Other     Total
--------------------------------------  ------   -------------   ----------   ------
Canada (CAN/CAD) .....................    0.5                                    0.5
France (FR/FRF) ......................    2.1                                    2.1
Germany (GER/DEM) ....................    3.9                                    3.9
Ireland (IRE/IEP) ....................    1.6                                    1.6
Israel (ISRL/ILS) ....................    0.8                                    0.8
Japan (JPN/JPY) ......................    2.7                                    2.7
Sweden (SWDN/SEK) ....................    1.4                                    1.4
Switzerland (SWTZ/CHF) ...............    7.4                                    7.4
United Kingdom (UK/GBP) ..............    3.2                                    3.2
United States (US/USD) ...............   70.8         0.2            5.4        76.4
                                        ------        ---            ---      ------
Total  ...............................   94.4         0.2            5.4       100.0
                                        ------        ---            ---      ------
                                        ------        ---            ---      ------

----------------
{d}  Percentages indicated are based on net assets of $497,659,027.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1995

                                                                              Market Value                            Unrealized
                                                                                  (U.S.       Contract    Delivery   Appreciation
Contracts to Buy:                                                               Dollars)        Price       Date     (Depreciation)
----------------------------------------------------------------------------  -------------  -----------  ---------  -------------
Deutsche Marks..............................................................     1,778,980       1.42407   11/30/95        23,448
Japanese Yen................................................................     1,237,648      97.97200   11/14/95   $   (53,537)
Japanese Yen................................................................       753,351     100.01800   11/14/95       (16,512)
Japanese Yen................................................................     1,029,516      99.87500   11/24/95       (21,798)
                                                                              -------------                          -------------
  Total Contracts to Buy (Payable amount $4,867,894)........................     4,799,495                                (68,399)
                                                                              -------------                          -------------
THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS .96%

Contracts to Sell:
Deutsche Marks..............................................................     1,279,045       1.37700   11/03/95        28,145
Deutsche Marks..............................................................     2,561,731       1.45648   11/30/95       (90,009)
French Francs...............................................................     1,935,154       4.81600   11/06/95        29,132
Japanese Yen................................................................     2,152,431      91.70000   11/14/95       246,696
Japanese Yen................................................................     3,815,674      92.70000   11/14/95       391,446
Japanese Yen................................................................     1,907,837      96.50400   11/14/95       112,805
Japanese Yen................................................................     1,029,516      95.10240   11/24/95        74,557
Japanese Yen................................................................     2,456,978      96.52300   11/30/95       133,078
                                                                              -------------                          -------------
  Total Contracts to Sell (Receivable amount $18,064,216)...................    17,138,366                                925,850
                                                                              -------------                          -------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 3.44%

  Total Open Forward Foreign Currency Contracts, Net........................                                          $   857,451
                                                                                                                     -------------
                                                                                                                     -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                          G.T. GLOBAL HEALTH CARE FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost
   $390,309,121) (Note 1)...........................     $505,843,657
  Foreign currencies (cost $5,466,965)..............        5,461,800
  Receivable for securities sold....................       13,966,323
  Receivable for Fund shares sold...................        3,110,272
  Receivable for open forward foreign currency
   contracts, net (Note 1)..........................          857,451
  Dividends and dividend withholding tax reclaims
   receivable.......................................          232,677
  Cash held as collateral for securities loaned
   (Note 1).........................................       24,944,125
                                                         ------------
    Total assets....................................      554,416,305
                                                         ------------
Liabilities:
  Payable for Fund shares repurchased (Note 2)......       25,896,723
  Payable for securities purchased..................        3,974,762
  Payable for forward foreign currency contracts --
   closed (Note 1)..................................          968,248
  Payable for investment management and
   administration fees (Note 2).....................          416,830
  Payable for service and distribution expenses
   (Note 2).........................................          242,109
  Payable for transfer agent fees (Note 2)..........          124,655
  Payable for printing and postage expenses.........           64,476
  Payable for professional fees.....................           34,148
  Payable for registration and filing fees..........           25,618
  Payable for custodian fees (Note 1)...............           14,291
  Payable for fund accounting fees (Note 2).........           10,782
  Payable for Directors' fees and expenses (Note
   2)...............................................            1,229
  Other accrued expenses............................           39,282
  Collateral for securities loaned (Note 1).........       24,944,125
                                                         ------------
    Total liabilities...............................       56,757,278
                                                         ------------
Net assets..........................................     $497,659,027
                                                         ------------
                                                         ------------
Class A:
Net asset value and redemption price per share
 ($426,380,030 DIVIDED BY 19,527,021 shares
 outstanding).......................................     $      21.84
                                                         ------------
                                                         ------------
Maximum offering price per share
 (100/95.25 of $21.84) *............................     $      22.93
                                                         ------------
                                                         ------------
Class B:+
Net asset value and offering price per share
 ($70,739,602 DIVIDED BY 3,280,666 shares
 outstanding).......................................     $      21.56
                                                         ------------
                                                         ------------
Advisor Class: (Notes 1 & 4)
Net asset value, offering price per share, and
 redemption price per share
 ($539,395 DIVIDED BY 24,658 shares outstanding)....     $      21.88
                                                         ------------
                                                         ------------
Net assets consist of:
  Paid in capital...................................     $317,402,692
  Accumulated net realized gain on investments and
   foreign currency transactions....................       63,862,315
  Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies.....          859,484
  Net unrealized appreciation of investments........      115,534,536
                                                         ------------
Total -- representing net assets applicable to
 capital shares outstanding.........................     $497,659,027
                                                         ------------
                                                         ------------

----------------
  * On sales of $50,000 or more, the offering price is reduced.
  + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                          G.T. GLOBAL HEALTH CARE FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $137,619).................................................     $ 3,781,268
  Interest income............................................       1,320,732
  Other income...............................................          99,687
                                                                  -----------
    Total investment income..................................       5,201,687
                                                                  -----------
Expenses:
  Investment management and administration fees (Note 2).....       4,453,857
  Service and distribution expenses: (Note 2)
    Class A..................................     $ 2,021,331
    Class B..................................         523,545       2,544,876
                                                  -----------
  Transfer agent fees (Note 2)...............................       1,365,000
  Printing and postage expenses..............................         185,925
  Custodian fees (Note 1)....................................         128,144
  Fund accounting fees (Note 2)..............................         116,877
  Registration and filing fees...............................          71,223
  Audit fees.................................................          51,100
  Legal fees.................................................          38,150
  Directors' fees and expenses (Note 2)......................          10,950
  Insurance expenses.........................................           5,377
  Other expenses.............................................          20,000
                                                                  -----------
    Total expenses before reductions.........................       8,991,479
                                                                  -----------
      Expense reductions (Notes 1 & 6).......................        (259,926)
                                                                  -----------
    Total net expenses.......................................       8,731,553
                                                                  -----------
Net investment loss..........................................      (3,529,866)
                                                                  -----------
Net realized and unrealized gain on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........      71,316,381
  Net realized loss on foreign currency
   transactions..............................      (4,272,875)
                                                  -----------
    Net realized gain during the year........................      67,043,506
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign
   currencies................................         961,568
  Net change in unrealized appreciation of
   investments...............................      19,234,934
                                                  -----------
    Net unrealized appreciation during the year..............      20,196,502
                                                                  -----------
Net realized and unrealized gain on investments and foreign
 currencies..................................................      87,240,008
                                                                  -----------
Net increase in net assets resulting from operations.........     $83,710,142
                                                                  -----------
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                          G.T. GLOBAL HEALTH CARE FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase in net assets
Operations:
  Net investment loss........................      $   (3,529,866)         $  (5,648,191)
  Net realized gain on investments and
   foreign currency transactions.............          67,043,506             57,958,127
  Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies.....             961,568             (2,695,118)
  Net change in unrealized appreciation
   (depreciation) of investments.............          19,234,934             (4,582,027)
                                                  -----------------      -----------------
    Net increase in net assets resulting from
     operations..............................          83,710,142             45,032,791
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......         (27,521,553)                    --
  In excess of net realized gain on
   investments...............................                  --             (1,492,549)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......          (2,846,079)                    --
  In excess of net realized gain on
   investments...............................                  --                (28,033)
                                                  -----------------      -----------------
    Total distributions......................         (30,367,632)            (1,520,582)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................       1,635,173,338            785,204,559
  Decrease from capital shares repurchased...      (1,668,897,114)          (820,493,437)
                                                  -----------------      -----------------
    Net decrease from capital share
     transactions............................         (33,723,776)           (35,288,878)
                                                  -----------------      -----------------
Total increase in net assets.................          19,618,734              8,223,331
Net assets:
  Beginning of year..........................         478,040,293            469,816,962
                                                  -----------------      -----------------
  End of year................................      $  497,659,027          $ 478,040,293
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                          G.T. GLOBAL HEALTH CARE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                     CLASS A+
                                          ---------------------------------------------------------------
                                             1995        1994(D)      1993(D)       1992         1991
                                          -----------  -----------  -----------  -----------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    19.60   $    17.86   $    17.44   $    19.29   $    12.83
                                          -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income (loss)..........       (0.15)       (0.22)       (0.15)       (0.18)        0.03
  Net realized and unrealized gain on
   investments..........................        3.73         2.02         0.57        (1.53)        6.78
                                          -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) from
     investment operations..............        3.58         1.80         0.42        (1.71)        6.81
                                          -----------  -----------  -----------  -----------  -----------
Distributions to shareholders:
  From net investment income............        0.00         0.00         0.00         0.00        (0.07)
  From net realized gain on
   investments..........................       (1.34)        0.00         0.00        (0.14)       (0.28)
  In excess of net realized gain on
   investments..........................        0.00        (0.06)        0.00         0.00         0.00
                                          -----------  -----------  -----------  -----------  -----------
    Total distributions.................       (1.34)       (0.06)        0.00        (0.14)       (0.35)
                                          -----------  -----------  -----------  -----------  -----------
Net asset value, end of period..........  $    21.84   $    19.60   $    17.86   $    17.44   $    19.29
                                          -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------
Total investment return (c).............       19.79%       10.11%         2.4%        (8.9)%       54.2%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  426,380   $  438,940   $  461,113   $  655,867   $  552,897
Ratio of net investment income (loss) to
 average net assets.....................       (0.72)%      (1.23)%      (0.90)%      (0.97)%       0.19%
Ratio of expenses to average net assets:
  With expense reduction................        1.85%        1.98%        2.00%        2.05%        2.01%
  Without expense reduction.............        1.91%          --%*         --%*         --%*         --%*
Portfolio turnover rate++++.............          99%          64%          61%          30%          23%

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratios of expenses to average net assets" was made without considering the effect of expense reduction, if any.
(a)  Not annualized.
(b)  Annualized.
(c)  Total investment return does not include sales charge.
(d) These selected per share data were calculated based upon weighted average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

                          G.T. GLOBAL HEALTH CARE FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                        ADVISOR
                                                         CLASS B++                     CLASS+++
                                          ----------------------------------------   -------------
                                                                    APRIL 1, 1993    JUNE 1, 1995
                                          YEAR ENDED OCTOBER 31,          TO              TO
                                          -----------------------    OCTOBER 31,      OCTOBER 31,
                                           1995(D)      1994(D)        1993(D)           1995
                                          ---------   -----------   --------------   -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $ 19.46      $ 17.80         $15.59          $18.66
                                          ---------   -----------     -------        -------------
Income from investment operations:
  Net investment income (loss)..........    (0.25)       (0.32)         (0.14)          (0.02)
  Net realized and unrealized gain on
   investments..........................     3.69         2.02           2.35            3.24
                                          ---------   -----------     -------        -------------
    Net increase (decrease) from
     investment operations..............     3.44         1.70           2.21            3.22
                                          ---------   -----------     -------        -------------
Distributions to shareholders:
  From net investment income............     0.00         0.00           0.00            0.00
  From net realized gain on
   investments..........................    (1.34)        0.00           0.00            0.00
  In excess of net realized gain on
   investments..........................     0.00        (0.04)          0.00            0.00
                                          ---------   -----------     -------        -------------
    Total distributions.................    (1.34)       (0.04)          0.00            0.00
                                          ---------   -----------     -------        -------------
Net asset value, end of period..........  $ 21.56      $ 19.46         $17.80          $21.88
                                          ---------   -----------     -------        -------------
                                          ---------   -----------     -------        -------------
Total investment return (c).............    19.17%        9.55%          14.2%(a)       17.10%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $70,740      $39,100         $8,604          $  539
Ratio of net investment income (loss) to
 average net assets.....................    (1.22)%      (1.73)%        (1.40)%(b)      (0.22)%(b)
Ratio of expenses to average net assets:
  With expense reduction................     2.35%        2.48%          2.54%(b)        1.35%(b)
  Without expense reduction.............     2.41%          --%*           --%*          1.41%(b)
Portfolio turnover rate++++.............       99%          64%            61%             99%

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratios of expenses to average net assets" was made without considering the effect of expense reduction, if any.
(a)  Not annualized.
(b)  Annualized.
(c)  Total investment return does not include sales charge.
(d) These selected per share data were calculated based upon weighted average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

                          G.T. GLOBAL HEALTH CARE FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Health Care Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized

                          G.T. GLOBAL HEALTH CARE FUND
between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuation in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount

                          G.T. GLOBAL HEALTH CARE FUND
of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G)  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At October 31, 1995, stocks with an aggregate value of approximately $24,415,520 were on loan to brokers. The loans were secured by cash collateral of $24,944,125. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1995, the Fund received $188,401 of income from securities lending which was used to offset the Fund's custody expenses.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Fund may focus its investments in certain related health care industries, subjecting the Fund to greater risk than a fund that is more diversified.

(L)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securites are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
G.T. Capital is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to G.T. Capital at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the

                          G.T. GLOBAL HEALTH CARE FUND
next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1995, G.T. Global retained $67,325 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. G.T. Global collected CDSCs in the amount of $3,342 for the year ended October 31, 1995. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1995, G.T. Global collected CDSCs in the amount of $178,859. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A and Class B shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of investment management and administration fees, waivers by G.T. Global of payments under the Class A Plan and/ or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

Effective May 1, 1995, G.T. Capital has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to G.T. Capital is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by G.T. Capital ("G.T. Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the G.T. Funds. For the period ended October 31, 1995, the Fund paid fund accounting fees of $30,660 to G.T. Capital.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus

                          G.T. GLOBAL HEALTH CARE FUND
$300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $432,262,470 and $488,668,484, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year.

4. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classifed as G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund, and 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; and 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; and 200,000,000 were classified as shares of G.T. Global High Income Fund; and 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                         YEAR ENDED                     YEAR ENDED
                                      OCTOBER 31, 1995               OCTOBER 31, 1994
                                -----------------------------   ---------------------------
                                  SHARES          AMOUNT          SHARES         AMOUNT
                                -----------   ---------------   -----------   -------------
CLASS A:
Shares sold...................   78,194,828   $ 1,518,869,435    34,050,013   $ 640,715,739
Shares issued in connection
  with reinvestment of
  distributions...............    1,197,686        21,103,166        59,903       1,108,216
                                -----------   ---------------   -----------   -------------
                                 79,392,514     1,539,972,601    34,109,916     641,823,955
Shares repurchased............  (82,265,383)   (1,598,688,749)  (37,533,619)   (705,605,096)
                                -----------   ---------------   -----------   -------------
Net decrease..................   (2,872,869)  $   (58,716,148)   (3,423,703)  $ (63,781,141)
                                -----------   ---------------   -----------   -------------
                                -----------   ---------------   -----------   -------------


                                         YEAR ENDED                     YEAR ENDED
                                      OCTOBER 31, 1995               OCTOBER 31, 1994
                                -----------------------------   ---------------------------
                                  SHARES          AMOUNT          SHARES         AMOUNT
                                -----------   ---------------   -----------   -------------
CLASS B:
Shares sold...................    4,710,190   $    92,123,273     7,582,598   $ 143,354,981
Shares issued in connection
  with reinvestment of
  distributions...............      140,259         2,451,761         1,390          25,623
                                -----------   ---------------   -----------   -------------
                                  4,850,449        94,575,034     7,583,988     143,380,604
Shares repurchased............   (3,578,957)  $   (70,045,915)   (6,058,397)   (114,888,341)
                                -----------   ---------------   -----------   -------------
Net increase..................    1,271,492   $    24,529,119     1,525,591   $  28,492,263
                                -----------   ---------------   -----------   -------------
                                -----------   ---------------   -----------   -------------

                                        JUNE 1, 1995
                                  (COMMENCEMENT OF SALE OF
                                 SHARES) TO OCTOBER 31, 1995
                                -----------------------------
ADVISOR CLASS:                    SHARES          AMOUNT
                                -----------   ---------------
Shares sold...................       32,235   $       625,703
Shares repurchased............       (7,577)         (162,450)
                                -----------   ---------------
Net increase..................       24,658   $       463,253
                                -----------   ---------------
                                -----------   ---------------

5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. Investments in affiliated companies at October 31, 1995 amounted to $6,478,750, at value.

                          G.T. GLOBAL HEALTH CARE FUND

6. EXPENSE REDUCTIONS
G.T. Capital has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1995, the Fund's expenses were reduced by $71,525 under these arrangements.

7. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which G.T. Capital is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's (or Portfolio's) investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.", and G.T. Global Financial Services, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc."

--------------
FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $30,367,632 as capital gain dividends for the fiscal year ended October 31, 1995.

                          G.T. GLOBAL HEALTH CARE FUND

                                     NOTES

--------------------------------------------------------------------------------

                           GT GLOBAL HEALTH CARE FUND

                                     [LOGO]

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. domiciled companies
GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global Financial Services, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

          G.T. GLOBAL HEALTH CARE FUND